UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 11, 2013

LiveDeal, Inc.

(Exact Name of Registrant as Specified in Charter)

Nevada	001-33937	85-0206668
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6240 McLeod Drive, Suite 120, Las Vegas, Nevada	89120
(Address of Principal Executive Offices)	(Zip code)

(702) 939-0230
(Registrant’s telephone number, including area code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.       Submission of Matters to a Vote of Security Holders.

The 2013 Annual Meeting of Stockholders of LiveDeal, Inc. (the “Company”) was held on April 11, 2013. At the meeting, Richard D. Butler, Jr., Thomas J. Clarke, Jr. Dennis Gao, Jon Isaac, Tony Isaac, John Kocmur and Greg A. LeClaire were elected as directors, each to hold office until the Company’s next Annual Meeting of Stockholders or until his or her successor is elected and qualified. Advisory votes on the compensation of named executive officers (“say-on-pay”), the frequency of “say-on-pay” votes and the appointment of Kabani & Company, Inc. as the Company’s independent registered public accounting firm for the fiscal year ending September 30, 2013 were also approved and ratified at the meeting.

The voting results of the director elections and other proposals, which were described in more detail in the definitive proxy statement relating to the 2013 Annual Meeting of Stockholders that the Company filed with the Securities and Exchange Commission on January 28, 2013, are set forth below.

Proposal No. 1 – Election of Directors

Director Nominee	Votes For	Votes Withheld	Broker Non-Votes
Richard D. Butler, Jr.	1,731,052	1,516	638,401
Thomas J. Clarke, Jr.	1,711,735	20,833	638,401
Dennis (De) Gao	1,711,644	20,833	638,401
Jon Isaac	1,731,028	1,540	638,401
Tony Isaac	1,731,925	1,643	638,401
John Kocmur	1,731,052	1,516	638,401
Greg A. LeClaire	1,731,052	1,516	638,401

Proposal No. 2 – Advisory Vote on Compensation of Named Executive Officers (“Say-on-Pay”)

Description of Proposal	Votes For	Votes Against	Abstentions	Broker Non-Votes
To approve, on an advisory basis, the compensation of the Company’s named executive officers	1,726,109	4,319	2,140	638,401

Proposal No. 3 – Advisory Vote on Frequency of Future “Say-on-Pay” Advisory Votes

Description of Proposal	Every Year	Every 2 Years	Every 3 Years	Abstentions	Broker Non-Votes
Future “say-on-pay” advisory votes should be held:	33,318	2,845	1,291,982	403,423	638,401

Board Response: Consistent with its recommendation and the advisory vote of the Company’s stockholders, until the next required “say-on-frequency” advisory vote is held at the Company’s 2019 Annual Meeting of Stockholders, the Board of Directors plans to hold future “say-on-pay” advisory votes on the compensation of our named executive officers every three years. Therefore, the next “say-on-pay” advisory vote will be held at the Company’s 2016 Annual Meeting of Stockholders.

Proposal No. 4 – Ratification of Auditors

Description of Proposal	Votes For	Votes Against	Abstentions
To ratify the appointment of Kabani & Company, Inc. as LiveDeal, Inc.’s independent registered public accounting firm for the fiscal year ending September 30, 2013	2,366,001	4,719	249

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIVEDEAL, INC.

Date: April 16, 2013	/s/ Jon Isaac
Jon Isaac
President and Chief Executive Officer